Exhibit 10.38

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is made and entered into effective as of March 18, 2008, by and among NPI Equity Investments, Inc., a Florida corporation (the “Lender”) and National Property Investors 6, a California limited partnership (the “Debtor”).

RECITALS

WHEREAS, the Debtor and the Lender previously entered into a revolving line of credit in the amount not to exceed Five Hundred Thousand Dollars ($500,000) (the “Line of Credit”);

WHEREAS, as of the date hereof, the Line of Credit has an outstanding balance of Zero Dollars ($0.00); and

WHEREAS, the Debtor and the Lender desire to terminate the Line of Credit.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agrees as follows:

1.

Upon the execution and delivery of this Agreement, the Line of Credit shall be cancelled and terminated, and shall no longer have legal force or effect.

2.

If it is subsequently determined by the Lender after the date hereof that there is an additional amount due to the Lender by the Debtor under the Line of Credit, that amount shall be due and payable by the Debtor to the Lender on demand.

3.

Each of the undersigned hereby covenants and agrees to execute all additional agreements, certificates, and instruments as any of the undersigned deems necessary and appropriate to effectuate the terms and conditions of this Agreement.

4.

This Agreement constitutes the entire agreement between the parties and supercedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they related in any way to the subject matter hereof.

5.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without regard to its rules pertaining to conflicts of law.

6.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute on and the same instrument.

IN WITNESS WHEREOF, the parties here to executed and delivered this Agreement on the date first above written.

THE LENDER:

NPI Equity Investments, Inc.

By:  /s/Martha L. Long

Name:  Martha L. Long

Title:  Senior Vice President

THE DEBTOR:

National Property Investors 6

By:  NPI Equity Investments, Inc.

       Managing General Partner

By:  /s/Martha L. Long

Name:  Martha L. Long

Title:  Senior Vice President